Email Subject: **Stockholder Update: Argentina's Economic Rebirth and New Opportunities for Gaucho Holdings**

Hidden Preheader: **Discover how Argentina's revitalized economy supports Gaucho Holdings' strategic growth, plus a first look at our latest wine releases.**

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GAUCHO
GROUP
HOLDINGS, INC.

GAUCHO BUENOS AIRES | ALGODON MANSION | ALGODON WINE ESTATES | ALGODON WINE ESTATES | ALGODON FINE WINES SAN RAFAEL, MENDOZA



October 29, 2024

Dear Stockholders,

We are pleased to provide this latest update as Argentina's economic landscape is witnessing a remarkable transformation. What once began as our contrarian view on the country's potential is now aligning with a dynamic shift in economic realities, creating an environment that is not only encouraging but has strengthened our commitment to capitalize on the opportunities that emerge. We are entering this new era with optimism, grounded in both our established foothold and a clear vision forward.

The recent endorsement of **President Javier Milei's economic reforms** by respected international figures, including one of our lead advisors Doug Casey, underscores our optimism. As Doug aptly noted, *"If Milei's reforms stick, within a decade, Argentina could become the most prosperous country in the world... Its only real problem was its*

chaotic government, but that's about to change." Such perspectives, combined with positive market developments, confirm our belief in Argentina's potential for substantial economic renewal.


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With such positive momentum, **we invite you to experience the best of Argentina firsthand through our newest vintages**, just arrived stateside from our vineyards in the renowned San Rafael region. From the bold flavors of our Malbec blends to the elegance of our brand-new releases, explore our latest 2024 wines now. As always, please enjoy 10% OFF 6 BOTTLES or 20% OFF 12 BOTTLES with FREE ground shipping on orders over $300—no codes needed, as savings are automatically applied at checkout. Shop new arrivals at AlgodonFineWines.com.

(Algodon Fine Wines are also available throughout the U.S. via 3Js Imports, both in-stores and online at such retailers as Pasanella & Son Vitners, Fanwood Liquors, Sebonack Golf & Country Club, Off the Hook Restaurant, The Frog and the Peach Restaurant, Dittrick's Wine & Liquors, and Vineborough Lounge & Liquors, among others.)



SPRING AWAKENS IN ARGENTINA: NEW BUDS EMERGE ON OUR GRAPEVINES, MARKING THE START OF A VIBRANT GROWING SEASON AT OUR SAN RAFAEL VINEYARD. AS GREENERY RETURNS, WE'RE REMINDED OF THE RENEWAL AND GROWTH THAT EACH SEASON BRINGS TO OUR WINES.

From the **return of 30-year mortgage options** to tax amnesty measures that encourage the **repatriation of Argentine funds** for real estate investment, these policy changes are pivotal. These shifts not only foster an improved investment environment but also invite heightened confidence among Argentine citizens and the global investment community. We believe our asset holdings, deeply rooted in Argentina's evolving real estate market, are now more promising than ever, as **real estate values across the country reflect growing stability** and demand.

We are particularly encouraged by Argentina's progress in managing inflation (Since Javier Milei became president in December, monthly inflation has rapidly dropped –hitting a 31-month low last month), setting a foundation for **long-term growth** and increasing the appeal for business travel and investment. These changes create a fertile ground for our strategic initiatives and support a rejuvenated market outlook, one that continues to align with our core values and aspirations.





GAUCHO HOLDINGS CEO SCOTT MATHIS ADDRESSES GUESTS AT AN EXCLUSIVE WINE TASTING EVENT AT THE ARGENTINE CONSULATE IN NEW YORK CITY, SHARING INSIGHTS ON ARGENTINA'S GROWTH AND INTRODUCING OUR LATEST ALGODON FINE WINES RELEASES.

In alignment with our commitment to promote Argentina's growth and to connect international investors with its promising opportunities, Gaucho Holdings, in partnership with the **Argentine Consulate, recently hosted an exclusive wine tasting event featuring the latest releases from Algodon Fine Wines**. This gathering not only showcased our newest Malbec varietals and blends but also served as a platform for engaging discussions about Argentina's economic potential and the avenues for growth that international investment can support.


GAUCHO
GROUP
HOLDINGS, INC.
(NASDAQ:VINO)
Nasdaq
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As a company positioned at the forefront of these initiatives, Gaucho Holdings is establishing itself as the premier vehicle for public investment in Argentina. With a diverse and expansive portfolio that includes high-quality real estate, fine wines, luxury hospitality, and premium goods, we are creating a distinctive gateway for global

investors who seek to participate in and benefit from Argentina's economic resurgence. Our assets are strategically aligned with the country's advancing market dynamics, underscoring our vision of offering unique investment pathways as Argentina continues its revitalization.

Argentina's Economic Turnaround: New Growth Opportunities for Gaucho Holdings

• Argentina's economy is projected to rebound in 2025, with GDP expected to grow by 3.5% after two years of recession, driven by President Milei's austerity and deregulation measures, according to a Reuters poll. Inflation is anticipated to fall from 222% to 53%, stimulating household spending and exports. For Gaucho Holdings, this economic revival supports our growth strategy, as a stable environment and deregulated markets enhance investment opportunities across real estate, hospitality, and luxury sectors.

• The World Bank has announced over $2 billion in new loans to Argentina, earmarked for critical social support sectors such as education, transport, and poverty reduction. This commitment aligns with President Milei's austerity measures to stabilize the economy amid high inflation and poverty. For Gaucho Holdings, this financial support strengthens Argentina's social and economic foundation, promoting stability that benefits our strategic interests in real estate, hospitality, and luxury goods as Argentina's economy revitalizes.

• Argentina's central bank has recently announced efforts to introduce dollar-denominated debt cards, in coordination with banks and credit card companies. This step reflects President Milei's broader push to adopt the U.S. dollar as Argentina's official currency and represents a significant move toward economic stabilization. For Gaucho Holdings, this initiative supports a stronger, more predictable financial environment, directly benefiting our international investment initiatives by facilitating smoother transactions and enhancing investor confidence in Argentina's economic landscape.

• The Inter-American Development Bank (IDB) will grant Argentina over $3.8 billion this year, recognizing President Milei's fiscal reforms and the country's first budget surplus in 16 years. This funding, with $2.4 billion for public sector loans and $1.4 billion for private projects, reinforces confidence in Argentina's economic renewal. For Gaucho Holdings, this capital infusion enhances Argentina's investment landscape, supporting our growth in real estate, wine, and luxury markets as stability attracts global interest.

· Argentina's top private bank, Grupo Financiero Galicia, anticipates a lending surge, buoyed by President Milei's anti-inflation reforms and economic recovery efforts. With loans projected to reach 40% of its assets, Galicia recently reintroduced 30-year mortgages—an unprecedented step for Argentine buyers. For Gaucho Holdings, this revival in consumer credit and home financing enhances the market outlook, supporting our initiatives in real estate and positioning us to benefit from Argentina's strengthened economic landscape.


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In Closing

As President Milei's reforms **continue to reshape Argentina's economy**, inflation has stabilized, and rental supply in Buenos Aires has surged by 300% since deregulation—promising signs for sustainable growth. While challenges remain, such as currency controls and high taxes, the reform momentum aligns well with our strategic vision. We remain dedicated to leveraging these positive changes to reinforce our position across real estate, hospitality, and luxury sectors, benefiting from Argentina's economic revival.

We believe we are well-positioned to take advantage of Argentina's fresh start, as a new beginning unfolds for the country and its investment landscape. **Argentina's rebirth is drawing renewed interest from business travelers and investors alike**, and real estate values in prime wine regions continue to offer substantial discounts

per square foot compared to the world's leading wine centers. This environment presents an unmatched opportunity for growth and strategic expansion.

Thank you for your continued support and confidence in our company. We look forward to sharing more progress in the coming months and remain committed to providing updates as Argentina's economic landscape continues to evolve.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this anouncement includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.